UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2010

Atlas Air Worldwide Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-701-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective November 30, 2010, his initial date of employment, Keith H. Mayer was elected Vice President and Controller of Atlas Air Worldwide Holdings, Inc. (the "Company") and its subsidiaries. In this position, Mr. Mayer will act as Chief Accounting Officer of the Company. He will report directly to Spencer Schwartz, Senior Vice President and Chief Financial Officer.

Mr. Mayer, age 45, will be joining the Company following a long career at PepsiCo, Inc. ("PepsiCo"), where he was employed in various executive and financial capacities since 1999. He served PepsiCo as Chief Financial Officer of an international coffee partnership between PepsiCo and Starbucks Corporation; Director of External Reporting; Assistant Controller of PepsiCo International; Controller of PepsiCo Business Solutions Group; Senior Group Manager, Financial Reporting, of Frito-Lay, Inc.; and Senior Manager of Technical Accounting. Prior to joining PepsiCo, Mr. Mayer held financial positions of increasing responsibility with PricewaterhouseCoopers LLP from 1987.

Mr. Mayer earned a Bachelor of Science degree in Accounting (magna cum laude) from the University of Bridgeport. He is a certified public accountant.

No arrangement or understanding exists between Mr. Mayer and any other person pursuant to which Mr. Mayer was selected as an officer of the Company. There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Mr. Mayer. Mr. Mayer is not a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. In addition, since the beginning of the Company's last fiscal year, there has been no transaction (or series of transactions), and there is no currently proposed transaction (or series of transactions), to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Mayer or any member of his immediate family had or will have a direct or material indirect interest.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

November 30, 2010	By:	/s/ Adam R. Kokas

Name: Adam R. Kokas
Title: Senior Vice President, General Counsel and Secretary